UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934

(Amendment No. [__])

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-12

CALVERT TAX-FREE RESERVES

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary proxy materials.

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

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[Calvert Logo]

IMPORTANT INFORMATION REGARDING YOUR INVESTMENT

[Krumsiek Photo]

CALVERT TAX-FREE RESERVES
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

ON BEHALF OF THE
CTFR LONG-TERM PORTFOLIO

May [18], 2009

Dear Shareholder:

I am writing to inform you of the upcoming special meeting for the shareholders of CTFR Long-Term Portfolio (the "Portfolio"). The formal Notice of Meeting appears on the next page, followed by the detailed proxy statement. The Board of Trustees, including myself, believe the proxy proposal is in your best interest and that of your Portfolio.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the proposal as soon as you can. You may vote by mail or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Computershare, or by a Calvert employee. The speedy return of proxy votes will help your Fund avoid additional costs.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proposal, please call us at 800-368-2745. Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.

Sincerely,

[INSERT SIGNATURE]

Barbara J. Krumsiek
President and Chief Executive Officer
Calvert Group, Ltd.

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Calvert Tax-Free Reserves

CTFR Long-Term Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on

July [17], 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of CTFR Long-Term Portfolio (the "Portfolio") will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, July [17], 2009, for the following purposes:

  To amend the section of the Portfolio's prospectus entitled "Principal Investment Strategies" to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio. Specifically, the "Principal Investment Strategies" section of the Portfolio's prospectus would be amended by deleting the sentence that currently reads "There is no limit on the Fund's average portfolio maturity" and inserting the following text in that paragraph:

  "The Portfolio may invest in securities without limitation as to their maturity or duration, and there is no upper or lower limit on the Portfolio's average portfolio maturity or average duration. The Portfolio's portfolio manager, in his sole discretion, may seek out attractive investment opportunities across the yield curve based upon his evaluation of then-prevailing and anticipated economic, financial and business conditions."

  If Shareholders approve this proposal, the Board has determined that the name of the Portfolio will be changed to "Calvert Tax Free Bond Fund".

  To transact any other business that may properly come before the Meeting or any adjournment or adjournments thereof.

By Order of the Boards of Trustees,

William M. Tartikoff, Esq.
Vice President

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TABLE OF CONTENTS

Proxy Statement	4

Proposal	5

Other Business	7

Shareholder Reports	7

Shareholder Proposals	7

Delivery of Documents to Shareholders Sharing an Address	8

Voting Information	8

Calvert Tax-Free Reserves

CTFR Long-Term Portfolio

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

PROXY STATEMENT

May [18], 2009

We are sending this proxy statement to you to ask you, as a shareholder of CTFR Long-Term Portfolio (the "Portfolio") to amend the section of the Portfolio's prospectus (the "Prospectus") entitled "Principal Investment Strategies" to expressly authorize investment in fixed-income securities without regard to the duration or maturity of those securities or the average maturity or average duration of the Portfolio. (Duration is a measure of the sensitivity of a security to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.)

Proxies are being solicited by U.S. mail. You may vote by mail or in person. Your vote is important. Please call 800-368-2745 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Portfolio (the "Board") to be used at the Special Meeting of Shareholders (the "Meeting"). The Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, at 9:00 a.m. on Friday, July [17], 2009, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is May [18], 2009.

Calvert Tax-Free Reserves (the "CTFR") an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. CTFR has the following series: CTFR Money Market Portfolio, CTFR Limited-Term Portfolio, CTFR Vermont Municipal Portfolio and CTFR Long-Term Portfolio.

This proxy statement has been mailed only to shareholders of CTFR Long-Term Portfolio.

PROPOSAL

TO AMEND THE SECTION OF THE PORTFOLIO'S PROSPECTUS ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" TO EXPRESSLY AUTHORIZE INVESTMENT IN FIXED INCOME SECURITIES WITHOUT LIMITATION AS TO THE DURATION OR MATURITY OF THOSE SECURITIES OR THE AVERAGE MATURITY OR AVERAGE DURATION OF THE PORTFOLIO.

SPECIFICALLY, THE "PRINCIPAL INVESTMENT STRATEGIES" SECTION OF THE PORTFOLIO'S PROSPECTUS WOULD BE AMENDED BY DELETING THE SENTENCE THAT CURRENTY READS "THERE IS NO LIMIT ON THE FUND'S AVERAGE PORTFOLIO MATURITY" AND INSERTING THE FOLLOWING TEXT IN THAT PARAGRAPH:

"THE PORTFOLIO MAY INVEST IN SECURITIES WITHOUT LIMITATION AS TO THEIR MATURITY OR DURATION, AND THERE IS NO UPPER OR LOWER LIMIT ON THE PORTFOLIO'S AVERAGE MATURITY OR AVERAGE DURATION. THE PORTFOLIO'S PORTFOLIO MANAGER, IN HIS SOLE DISCRETION, MAY SEEK OUT ATTRACTIVE INVESTMENT OPPORTUNITIES ACROSS THE YIELD CURVE BASED UPON HIS EVALUATION OF THEN PREVAILING AND ANTICIPATED ECONOMIC, FINANCIAL AND BUSINESS CONDITIONS."

IF SHAREHOLDERS APPROVE THIS PROPOSAL, THE BOARD HAS DETERMINED THAT THE NAME OF THE PORTFOLIO WILL BE CHANGED TO "CALVERT TAX FREE BOND FUND".

Discussion

At a Board meeting held on March 4, 2009, the Trustees reviewed various challenges confronting the Portfolio, including (i) the lack of significant growth over the past five years in assets, gross sales, net sales and new accounts notwithstanding significant efforts to foster such growth, (ii) the increasing concentration of assets invested in Class A shares of non-proprietary municipal intermediate funds in just a handful of mutual funds, which enables these funds to buy large and efficient trade lots, subsidize expenses and generally compete with much lower average net expense ratios and (iii) the Advisor's conclusion that the targeted maturity tax-exempt bond asset allocation category is not a growing market for it. In connection with their consideration of these matters, the Trustees were also advised by counsel to the Independent Directors of their fiduciary responsibilities to the shareholders of the Portfolio and legal issues involved.

Notwithstanding the foregoing challenges, the Advisor has informed the Board that its active management style and focus on managing risk by controlling duration positions it well to advise a tax-exempt bond fund that does not have limitations on the maturity or duration of the portfolio securities or the fund's average maturity or average duration (a "Flexible Duration Fund"). The Advisor and Management are of the opinion that converting the Portfolio to a Flexible Duration Fund would best position the Portfolio to (i) grow assets, gross sales, net sales and new accounts over time and (ii) compete at a more efficient scale.

As the reference to the phrase "long-term" in the Portfolio's name would suggest, the Portfolio has historically emphasized investment in long-term fixed income securities. Table 1 below shows the Portfolio's weighted average maturity and effective duration as reported in the Portfolio's Annual and Semi-Annual reports for the past six years.

Table 1. Weighted Average Maturity and Effective Duration of the Portfolio
Date of Annual or Semi-Annual Report	Weighted Average Maturity (years)	Effective Duration (years)
December 31, 2002	16	7.80
June 30, 2003	15	7.41
December 31, 2003	16	6.69
June 30, 2004	16	4.77
December 31, 2004	16	4.21
June 30, 2005	17	4.70
December 31, 2005	14	5.07
June 30, 2006	15	5.48
December 31, 2006	14	6.00
June 30, 2007	14	5.74
December 31, 2007	15	5.40
June 30, 2008	14	6.49
December 31, 2008	14	6.54

The Proposal, if approved by shareholders, would explicitly authorize the Advisor to invest in securities without limitation as to their maturity or duration and to manage the portfolio without limitation as to the Portfolio's weighted average maturity and effective duration. The Advisor expects that the Proposal, if approved, will enable it to respond more effectively to changes in its assessment of interest rate risk and will result in the Portfolio having, at times, a significantly shorter weighted average maturity and effective duration than those that appear in Table 1.

The approval of the Proposal is a precondition to the contemplated merger and reorganization of three other funds into the Portfolio. Pursuant to a separate Prospectus and Proxy Statement, the Board is soliciting the approval of shareholders of CTFR Limited-Term Portfolio, CTFR Vermont Municipal Portfolio and Calvert National Municipal Intermediate Fund (collectively, the "Calvert Tax-Exempt Funds") to merge and reorganize those funds into the Portfolio in exchange for Portfolio shares (each, a "Reorganization"). A Calvert Tax-Exempt Fund will not merge into the Portfolio unless (i) the Proposal in this Proxy Statement is approved by shareholders of the Portfolio and (ii) the shareholders of the applicable Calvert Tax-Exempt Fund approve the applicable Reorganization. The shareholders of each Calvert Tax-Exempt Fund will vote separately on each proposed Reorganization and it is possible for the shareholders of one Calvert Tax-Exempt Fund to approve the proposed Reorganization for that fund and for the shareholders of one or both of the other Calvert Tax-Exempt Funds to disapprove the Reorganization for one or both of those funds. Only the Reorganizations that are approved by shareholders of the applicable Calvert Tax-Exempt Fund may be consummated (and then only if the Proposal in this Proxy Statement has been approved by shareholders of the Portfolio).

Your vote is being solicited only for the Proposal in this Proxy Statement and not to approve or disapprove any Reorganization because your approval or consent to consummate any Reorganization is not required. Shareholder approval of the Proposal does not guarantee that the assets of any Calvert Tax-Exempt Fund will be merged into the Portfolio, since only the shareholders of each Calvert Tax-Exempt Fund have the authority to approve or disapprove the applicable Reorganization. However, if shareholders disapprove the Proposal, a necessary precondition to the contemplated Reorganizations will not be satisfied and the Reorganizations will not be able to be consummated.

Recommendation

The Trustees have unanimously voted to approve the proposed changes to the Portfolio's "Principal Investment Strategies" and recommend such changes to shareholders. Accordingly, the Trustees recommend that shareholders vote FOR the Proposal.

OTHER BUSINESS

The Trustees do not know of any other matters to be brought before the Meeting. If any matters not referred to in the Notice of Meeting should be presented for consideration and/or action, the persons named in the proxy intend to take such action in regard to such matters as in their judgment seems advisable.

If shareholders approve the Proposal, the Trustees have previously resolved to change the name of the Portfolio. The Portfolio's new name would be "Calvert Tax Free Bond Fund".

SHAREHOLDER REPORTS

Copies of the Portfolio's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to the transfer agent, Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 64105, by calling toll-free 1-800-368-2745 or by downloading them from Calvert's website at www.calvert.com.

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholder meetings. A Fund shareholder who would like to submit proposals for consideration at the Fund's future shareholder meetings should send written proposals to the Secretary of Calvert Tax-Free Reserves at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to any proposal deferred to a later shareholders' meeting because it was submitted on an untimely basis.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions. Upon written or oral request, a separate copy of the proxy statement will be delivered to shareholders at a shared address, to which a single copy of the documents was delivered. If you wish to receive a separate proxy statement, or wish to request a single copy of proxy statements in the future (if you are receiving multiple copies), contact the Fund as directed under "Shareholder Reports".

VOTING INFORMATION

Voting instructions (proxies) from the shareholders of the Portfolio are being solicited by the Board for a Joint Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m., Eastern Time, on Friday, July [17], 2009, or at such later time or date made necessary by adjournment.

The Funds are soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Funds, who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.

Portfolio shareholders are not being solicited in connection with the Reorganizations because their approval or consent is not required. Portfolio shareholders are only being solicited in connection with the proposal described in this proxy statement. However, each Reorganization will proceed only if the proposal described in this proxy statement is approved by a majority of outstanding securities of the Portfolio.

Quorum. The holders of one-quarter of the issued and outstanding shares of the Portfolio entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting. Shares of the Portfolio present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the proposal.

Adjournment. In the event that a quorum is not present at the Meeting, the shareholders present or represented by proxy at the Meeting may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes to approve the proposal described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proposal. Any such adjournment will require the affirmative vote of a majority of the Portfolio shares represented at the Meeting in person or by proxy. If a quorum is present, and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proxy proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proxy proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the proxy proposal if sufficient votes have been received and it is otherwise appropriate.

Vote Required. If a quorum is present at the Meeting, the affirmative vote of "a majority of the outstanding voting securities", as defined in the 1940 Act, of each Merging Fund who are eligible to vote on the proposal is required for approval of the proposal. This means that the proposal must be approved by the lesser of:

  67% or more of the shares of that Merging Fund entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or more than 50% of the outstanding shares of that Merging Fund entitled to vote.

Voting by Mail. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted "FOR" the proposal if the proxy contains no voting instructions.

Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of Calvert Tax-Free Reserves prior to the Meeting, (2) submitting prior to the Meeting a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and "broker non-votes" will be counted as shares of the Portfolio that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, "broker non-votes" and abstentions effectively will be votes against the proposal. Those shares present at the Meeting by proxy (including abstentions and broker non-votes) will be voted by the named proxies in their discretion with respect to any proposal to adjourn the meeting to allow for further solicitation of proxies.

Record Date. Shareholders of the Portfolio of record at the close of business on [May 1], 2009 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of December 31, 2008, the books of the Portfolio indicated that there were 3,335,479 shares issued and outstanding.

As of [May 1], 2009, the officers and Trustees of Calvert Tax-Free Reserves, as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

Control Persons and Principal Holders of Securities.

As of [May 1], 2009, the following shareholders owned of record 5% or more of the shares of the indicated Merging Fund:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Fund After Reorganization
[NAME] [CITY, STATE]	[__]	xx.xx%	xx.xx%
[NAME] [CITY, STATE]	[__]	xx.xx%	xx.xx%

Advisor
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

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[PROXY TABULATOR ADDRESS]

CALVERT TAX-FREE RESERVES

CTFR LONG-TERM PORTFOLIO

PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS, JULY [17], 2009

The undersigned, revoking previous proxies, hereby appoints William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., and Lancelot A. King, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the CTFR Limited-Term Portfolio and the CTFR Vermont Municipal Portfolio, each of Calvert Tax-Free Reserves, and Calvert National Municipal Intermediate Fund of Calvert Municipal Fund, Inc., to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, [July 17], 2009 at 9:00 a.m., Eastern Time, and at any adjournment thereof (the "Meeting") as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting. Receipt of the Notice of Joint Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Proxy must be signed and dated below.

Dated: ______________________, 2009

Signature(s) (if held jointly) (Sign in the box)

Please date and sign exactly as the name or names appear on this proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Calvert Tax-Free Proxy (LT)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends that you vote FOR the following Proposal:

Please fill in box as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

  To amend the section of the Portfolio's prospectus entitled "Principal Investment Strategies" to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio. Specifically, the "Principal Investment Strategies" section of the Portfolio's prospectus would be amended by deleting the sentence that currently reads "There is no limit on the Fund's average portfolio maturity" and inserting the following text in that paragraph:

"The Portfolio may invest in securities without limitation as to their maturity or duration, and there is no upper or lower limit on the Portfolio's average portfolio maturity or average duration. The Portfolio's portfolio manager, in his sole discretion, may seek out attractive investment opportunities across the yield curve based upon his evaluation of then-prevailing and anticipated economic, financial and business conditions."

If Shareholders approve this proposal, the Board has determined that the name of the Portfolio will be changed to "Calvert Tax Free Bond Fund".

[ ] FOR [ ] AGAINST [ ] ABSTAIN

PLEASE SIGN, DATE AND VOTE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.